Third Avenue Focused Credit Fund

Supplement dated November 12, 2009

to Statement of Additional Information dated August 31, 2009

Effective November 12, 2009, the following information supplements the Fund’s Statement of Additional Information dated August 31, 2009:

The following information supplements information on page 27 of the Statement of Additional Information under the section labeled “DISTRIBUTOR.”

DISTRIBUTION AND SERVICING ARRANGEMENTS

The Adviser or its affiliates pay certain costs of marketing the Fund out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Fund; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. The Adviser or its affiliates may also pay amounts to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative services, and a portion of these payments may be borne by the Fund. These payments are in addition to payments made by the Fund pursuant to its Distribution and Services Plan as described in the Prospectus.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may result in the Fund having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.